0.47% 3.82% - 2.81% - 0.20% 1.52% 0.31% 3.48% - 3.12% - 0.52% 1.14% - 0.71% 2.63% - 3.02% - 0.23% 1.35% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% YTD 1-year 3-year 5-year 10-year HIT Gross HIT Net Bloomberg Aggregate^ Total Returns vs. Benchmark As of June 30, 2024 HIT Performance Relative to Benchmark The performance data quoted represents past performance and is no guarantee of future results . Periods over one year are annualized . Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost . The HIT’s current performance data may be lower or higher than the performance data quoted . Performance data current to the most recent month - end is available from the HIT’s website at www . aflcio - hit . com . Gross performance figures do not reflect the deduction of HIT expenses . Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain . Information about HIT expenses can be found on page 1 of the HIT’s current prospectus . ^ Source: Bloomberg Index Services Limited